jpmmt05a1_f6

JPMorganChase

Settle 01/31/2005

First Payment 02/25/2005

		10 CPR, Call	15 CPR, Call	20 CPR, Call	25 CPR, Call	30 CPR, Call	35 CPR, Call
		(Y)	(Y)	(Y)	(Y)	(Y)	(Y)
	GMC_1A1	View CF	View CF	View CF	View CF	View CF	View CF
Price		100-21	100-21	100-21	100-21	100-21	100-21
	Coupon	5.270
	Yield	5.11	5.07	5.01	4.96	4.88	4.80
	WAL	5.90	4.75	3.88	3.20	2.60	2.16
Principal Window		Feb05 - Sep14	Feb05 - Sep14	Feb05 - Sep14	Feb05 - Sep14	Feb05 - Jan13	Feb05 - Oct11
	GMC_2A1	View CF	View CF	View CF	View CF	View CF	View CF
Price		100-15	100-15	100-15	100-15	100-15	100-15
	Coupon	4.881
	Yield	4.73	4.70	4.66	4.62	4.57	4.52
	WAL	4.78	4.05	3.44	2.94	2.52	2.16
Principal Window		Feb05 - Nov11	Feb05 - Nov11	Feb05 - Nov11	Feb05 - Nov11	Feb05 - Nov11	Feb05 - Oct11
	GMC_2A2	View CF	View CF	View CF	View CF	View CF	View CF
Price		100-24	100-24	100-24	100-24	100-24	100-24
	Coupon	4.881
	Yield	4.51	4.31	4.11	3.89	3.66	3.42
	WAL	2.88	1.90	1.40	1.10	0.90	0.75
Principal Window		Feb05 - Jul11	Feb05 - Apr09	Feb05 - Mar08	Feb05 - Jul07	Feb05 - Jan07	Feb05 - Sep06
	GMC_2A3	View CF	View CF	View CF	View CF	View CF	View CF
Price		101-00	101-00	101-00	101-00	101-00	101-00
	Coupon	4.881
	Yield	4.70	4.68	4.65	4.62	4.57	4.52

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

jpmmt05a1_f6

JPMorganChase

Settle 01/31/2005

First Payment 02/25/2005

	10 CPR, Call	15 CPR, Call	20 CPR, Call	25 CPR, Call	30 CPR, Call	35 CPR, Call
	(Y)	(Y)	(Y)	(Y)	(Y)	(Y)
WAL	6.81	6.34	5.63	4.91	4.26	3.68
Principal Window	Jul11 - Nov11	Apr09 - Nov11	Mar08 - Nov11	Jul07 - Nov11	Jan07 - Nov11	Sep06 - Oct11
GMC_3A1	View CF	View CF	View CF	View CF	View CF	View CF
Price	100-18	100-18	100-18	100-18	100-18	100-18
Coupon	5.048
Yield	4.90	4.85	4.81	4.76	4.69	4.62
WAL	5.31	4.37	3.62	3.03	2.52	2.11
Principal Window	Feb05 - Oct13	Feb05 - Oct13	Feb05 - Oct13	Feb05 - Oct13	Feb05 - Jan13	Feb05 - Oct11
GMC_3A3	View CF	View CF	View CF	View CF	View CF	View CF
Price	100-06	100-06	100-06	100-06	100-06	100-06
Coupon	4.900
Yield	4.82	4.79	4.74	4.69	4.64	4.58
WAL	4.79	3.70	2.84	2.25	1.84	1.54
Principal Window	Feb05 - Oct13	Feb05 - Oct13	Feb05 - Apr13	Feb05 - Aug11	Feb05 - May10	Feb05 - Jul09
GMC_3A4	View CF	View CF	View CF	View CF	View CF	View CF
Price	101-15	101-15	101-15	101-15	101-15	101-15
Coupon	5.048
Yield	4.84	4.84	4.84	4.83	4.79	4.74
WAL	8.74	8.74	8.71	8.13	7.01	5.88
Principal Window	Oct13 - Oct13	Oct13 - Oct13	Apr13 - Oct13	Aug11 - Oct13	May10 - Jan13	Jul09 - Oct11
GMC_4A1	View CF	View CF	View CF	View CF	View CF	View CF
Price	100-00	100-00	100-00	100-00	100-00	100-00

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

jpmmt05a1_f6

JPMorganChase

Settle 01/31/2005

First Payment 02/25/2005

	10 CPR, Call	15 CPR, Call	20 CPR, Call	25 CPR, Call	30 CPR, Call	35 CPR, Call
	(Y)	(Y)	(Y)	(Y)	(Y)	(Y)
Coupon	4.790
Yield	4.76	4.75	4.73	4.71	4.69	4.66
WAL	5.27	4.34	3.60	3.02	2.52	2.11
Principal Window	Feb05 - Sep13	Feb05 - Sep13	Feb05 - Sep13	Feb05 - Sep13	Feb05 - Jan13	Feb05 - Oct11
GMC_5A1	View CF	View CF	View CF	View CF	View CF	View CF
Price	99-12	99-12	99-12	99-12	99-12	99-12
Coupon	4.484
Yield	4.61	4.63	4.65	4.68	4.71	4.75
WAL	4.75	3.68	2.84	2.25	1.84	1.54
Principal Window	Feb05 - Sep13	Feb05 - Sep13	Feb05 - Apr13	Feb05 - Aug11	Feb05 - Jun10	Feb05 - Jul09
GMC_5A2	View CF	View CF	View CF	View CF	View CF	View CF
Price	98-23	98-23	98-23	98-23	98-23	98-23
Coupon	4.484
Yield	4.67	4.67	4.67	4.68	4.69	4.72
WAL	8.65	8.65	8.63	8.09	7.02	5.89
Principal Window	Sep13 - Sep13	Sep13 - Sep13	Apr13 - Sep13	Aug11 - Sep13	Jun10 - Jan13	Jul09 - Oct11
LIBOR_6MO	2.92	2.92	2.92	2.92	2.92	2.92
LIBOR_1YR	3.24	3.24	3.24	3.24	3.24	3.24
CMT_1YR	2.85	2.85	2.85	2.85	2.85	2.85

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.